Exhibit 10.4

BILL OF SALE AND ASSIGNMENT AGREEMENT

THIS BILL OF SALE AND ASSIGNMENT AGREEMENT (this “Agreement”), dated May 28, 2024 is entered into by and among Pulmatrix, Inc., a Delaware corporation (the “Seller”), and MannKind Corporation, a Delaware corporation (“Purchaser”). Seller and Purchaser are sometimes referred to collectively herein as the “Parties” and each individually a “Party.”

RECITALS:

WHEREAS, Seller has agreed to sell and Purchaser has agreed to purchase from Seller, Seller’s Premises (as defined below) and the Lab Assets (as defined below);

WHEREAS, Seller has agreed to assign, and Purchaser has agreed to assume from Seller, the Lab Contracts (as defined below) on the terms and conditions of this Agreement;

WHEREAS, in connection with the sale of the Lab Assets and the Assignment of the Lab Contracts, Seller and Purchaser have agreed to execute and deliver this Agreement; and

WHEREAS, simultaneously with the entry of this Agreement, the Parties have entered into that certain Intellectual Property Cross-License Agreement; (ii) Amendment to Lease and Consent to Assignment of Lease relating to that certain Lease Agreement dated as of January 7, 2022 (the “Lease”) pursuant to which Seller leases certain premises consisting of approximately 19,603 rentable square feet (the “Premises”) on the first floor of the building located at 36 Crosby Drive, Bedford, Massachusetts ; (iii) Assignment and Assumption of Lease; and (iv) the Master Service Agreement, each of which will become effective as of the closing of this transaction on July 8, 2024 (the “Effective Date”).

NOW, THEREFORE, for good and valuable consideration, the receipt, adequacy and legal sufficiency of which are expressly confessed and acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

AGREEMENTS:

1. Sale of Lab Assets and Assignment of Lab Contracts. Effective upon the Effective Date, for and in consideration of the Parties simultaneously entering into that certain: (i) Intellectual Property Cross-License Agreement; (ii) Amendment to Lease and Consent to Assignment of Lease; (iii) Assignment and Assumption of Lease; and (iv) the Master Service Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller hereby: (A) grants, bargains, sells, transfers, and conveys to Purchaser, and Purchaser hereby purchases, acquires and accepts from Seller, on an “AS IS, WHERE IS” basis and without any representation or warranty on the part of Seller of any kind, including without limitation, as to fitness, merchantability or otherwise, all right, title and interest of Seller as of the Effective Date in and to the assets as set forth on Exhibit A, including all manufacturer’s warranties, rights, or claims against third parties relating to such assets (collectively, the “Lab Assets”), free and clear of all liens or encumbrances of any kind, including security interests and (B) sell, convey, transfer and assign to Purchaser all of the contracts as set forth on Exhibit B (the “Lab Contracts”), free and clear of all liens and encumbrances of any kind, including security interests effective as of the Effective Date. Prior to the Effective Date, Seller shall provide to Purchaser a UCC-3 termination statement and other evidence of the release of all security interests, liens or other encumbrances on the Lease, Lab Assets or Lab Contracts.

2. Assumption of Liabilities. Effective as of the Effective Date (a) Purchaser hereby accepts the assignment of the Lab Contracts and assumes and agrees to perform all of Seller’s obligations under the Lab Contracts arising from and after the Effective Date provided that, to the extent a request for payment covers provision of services or supply of goods during a period starting prior to the Effective Date and ending on or after the Effective Date, (i) in the case of provision of services, such Liabilities shall be allocated between Purchaser and Seller on a pro rata basis based on the number of days when the service was performed before or after the Effective Date or (ii) in the case of supply of goods, such Liabilities shall be allocated to the party receiving the goods; provided further, that such Liabilities shall exclude any (x) Liabilities resulting from any breach of or non-compliance with any such Lab Contract by Seller or any of its Affiliates or (y) Seller tax Liabilities (the “Assumed Liabilities”). If the vendor under the Lab Contract does not pro rate the amounts payable under the Lab Contract between the parties, the party who pays the invoice shall invoice the other party for its pro rata share of such invoice, which will be payable within 30 days. For purposes of this Agreement, “Liability” or “Liabilities” means, with respect to any Person, any debt, liability or obligation of any kind (whether known or unknown, direct or indirect, contingent, accrued, due or to become due, secured or unsecured, matured or otherwise), including accounts payable, trade payables, royalties payable, accrued bonuses and commissions, accrued vacation and any other form of leave, termination payment obligations, employee expense obligations.

3. Nonassignable Assets. Nothing in this Agreement nor the consummation of the transactions contemplated hereby shall be construed as an attempt or agreement to assign or transfer any Lab Contracts to Purchaser (i) which by its terms or by requirement of law is not assignable or transferable without a consent or is cancellable by a third party in the event of an assignment or transfer and (ii) for which such consent has not been obtained or such requirement of law has not been satisfied as of the Effective Date, unless and until such consent shall have been obtained or such requirement of law satisfied (as applicable) (such Lab Contracts, the “Nonassignable Contract”). Both parties shall as promptly as practicable use their respective reasonable best efforts to obtain any consent that may be required and satisfy any requirement of law necessary to the assignment or transfer of a Nonassignable Contract to Purchaser; provided that neither Purchaser nor Seller shall be obligated to make any payments to any such third parties in order to obtain any such consent. Until a consent to assignment of a Nonassignable Contract is obtained, Seller shall use reasonable best efforts to provide Purchaser the use of or economic benefits of the Nonassignable Contract.

4. Excluded Liabilities. The Parties acknowledge and agree that Purchaser will not, and in no event will Purchaser assume, be required to pay, perform, or discharge any Liabilities other than the Assumed Liabilities, and that, as between the Parties, Seller shall remain responsible for all Excluded Liabilities. For purposes of this Agreement, “Excluded Liabilities” means all Liabilities of Seller and its Affiliates not expressly included in the definition of Assumed Liabilities, including:

(a) any Liabilities arising from Seller’s ownership or use of the Lab Assets or Lab or the conduct of its business at or prior to Effective Date;

(b) any Liabilities arising out of Seller’s business, including any assets other than the Lab Assets or Lab Contracts or Seller’s ongoing operations, including those arising after the Effective Date;

(c) all federal, state, municipal, local, foreign and other taxes of Seller or its Affiliates, or for which the Seller or any of its Affiliates is or are liable (including as a transferee or successor, pursuant to Treasury Regulations Section 1.1502-6, by contract or otherwise), for any taxable period (including any Tax of Seller or any of its Affiliates that becomes a Liability of Purchaser under transferee or successor liability or otherwise by operation of contract or law);

(d) all Liabilities incurred under any Lab Contract (i) whereby provision of services or supply of goods arose on or prior to Effective Date or (ii) resulting from any breach of or non-compliance with any such Lab Contract by Seller or any of its Affiliates at or prior to Effective Date;

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(e) all Liabilities arising from Seller’s lease occupancy of the Premises at or prior to the Effective Date or arising under the Lease on or prior to the Effective Date;

(f) all accounts payable or other trade payables due or owed by Seller or any of its Affiliates to any third party;

(g) any Liabilities relating to or in any way arising out of any present and past employees, officers, directors, temporary employees, independent contractors or consultants of Seller or its Affiliates or who have provided services to Seller or its Affiliates and/or the employment or service (and any termination thereof) of any such person, including any Liability relating to: (i) payroll or any accrued wages, salaries or fees; (ii) any employee benefit plan and any contract or insurance policy or other funding medium with respect thereto; (iii) workers’ compensation for injuries and (iv) any obligations or Liability arising from Seller or its Affiliates’ failure to comply with applicable law;

(h) any Liabilities related to the provision of notice or payment in lieu of notice and any applicable penalties under the WARN Act and any comparable state or local Law for which the initial provision of notice occurs on or prior to the Effective Date, including any required due to the sale of the Premises;

(i) all Liabilities relating to, resulting from, or arising out of or in connection with a failure to comply with any applicable bulk sale or bulk transfer laws with respect to the sale and purchase of the Lab Assets and Lab Contracts pursuant to this Agreement; and

(j) any Liabilities arising from Seller or its Affiliates’ non-compliance with applicable law.

5. Indemnification. Seller shall indemnify and hold harmless Purchaser, Purchaser’s affiliates, and their respective officers, directors, managers, employees, agents, successors, and permitted assigns (collectively, the “Purchaser Indemnified Parties”) against and in respect of any Losses suffered or incurred by any Purchaser Indemnified Party resulting from or arising out of any Excluded Liabilities. “Losses” means any actual debts, demands, damages, losses, expenses, costs, settlement payments, judgments, fines or penalties, including reasonable attorneys’ fees and taxes.

6. Payment of Transfer Taxes and Fees. Effective upon the Effective Date, Purchaser hereby assumes and agrees to be responsible for: (i) the preparation, completion and filing of any and all documents related to the transfer of the Lab Assets from Seller to Purchaser and (ii) performance or discharge, when payment or performance is due or required, of all transfer, documentary, sales, use, stamp, registration and other such taxes and fees incurred in connection with the transfer of the Lab Assets from Seller to Purchaser. Title to all Lab Assets is conveyed by delivery of the Lab Assets at the Premises.

7. General Provisions.

(a) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the Laws of the State of Delaware without regard to the conflicts of laws provisions thereof.

(b) Waiver of Trial by Jury. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

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(c) Further Assurances. From time to time following the Effective Date, Seller and Purchaser shall, and shall cause their respective affiliates to, execute, acknowledge and deliver all such further conveyances, notices, licensure and permit filings, assumptions, releases and acquaintances and such other instruments, and shall take such further actions, as may be reasonably necessary or appropriate to assure fully to Purchaser and its successors or assigns, all of the properties, rights, titles, interests, estates, remedies, powers and privileges intended to be conveyed to Purchaser under this Agreement, and to otherwise make effective the transactions contemplated hereby and thereby.

(d) Amendments. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and duly executed by Purchaser and Seller.

(e) Non-Waiver. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

(f) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. Seller may not assign this Agreement or any of their rights, interests or obligations hereunder without the prior written consent of the Purchaser.

(h) Rights of Third Parties. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

(i) Entire Agreement. This Agreement (together with the Exhibits hereto) between Seller and Purchaser, supersede all prior discussions and agreements between the Parties with respect to the subject matter hereof and thereof, and contain the sole and entire agreement between the Parties with respect to the subject matter hereof and thereof, and there are no agreements, understandings, representations or warranties between the Parties other than those set forth herein or therein. No oral statements or prior written material not specifically incorporated in this Agreement shall be of any force and effect. The Parties represent and acknowledge that in executing this Agreement, the Parties did not rely, and have not relied, on any communications, promises, statements, inducements, or representation(s), oral or written, by any other Party, except as expressly contained in this Agreement.

(j) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any facsimile or other electronic copies hereof or signature hereon shall, for all purposes, be deemed originals.

[Signatures appear on the following page]

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IN WITNESS WHEREOF, Seller and Purchaser have duly executed and delivered this Agreement to be effective as of the Effective Date.

SELLER:

PULMATRIX, INC.

By:	/s/ Teofilo Raad
Name:	Teofilo Raad
Title:	Chief Executive Officer

PURCHASER:

MANNKIND CORPORATION

By:	/s/ Michael Castagna
Name:	Michael Castagna
Title:	Chief Executive Officer

EXHIBIT A

(LAB ASSETS)

Exhibit A-1

Pulmatrix fixed asset listing
As of 2/29/2024

Type	ID	Name	Status	In Service	Asset Lifetime	Original Cost	Depreciation To Date	Net Book Value
Computer Equipment	FAM000007	HP Exchange Server	Fully Depreciated	7/1/2011	36	8,768.44	8,768.44	0.00
Computer Equipment	FAM000011	Empower Software - additional workstation	Fully Depreciated	1/10/2014	36	14,195.93	14,195.93	0.00
Computer Equipment	FAM000012	Datto Siris Pr 3000 3-TB journal entry	Fully Depreciated	10/14/2014	36	4,782.25	4,782.25	0.00
Computer Equipment	FAM000013	HP Elitebook 1040 i7	Fully Depreciated	9/8/2015	36	2,884.69	2,884.69	0.00
Computer Equipment	FAM000014	New Server	Fully Depreciated	10/1/2015	36	13,600.81	13,600.81	0.00
Computer Equipment	FAM000015	HP Elite book Folios (purchased 4 on one invoice)	Fully Depreciated	1/22/2016	36	2,849.63	2,849.63	0.00
Computer Equipment	FAM000016	Empower software and options	Fully Depreciated	3/1/2016	36	49,174.01	49,174.01	0.00
Computer Equipment	FAM000017	C/S-Network Consulting Service for Empower Software	Fully Depreciated	3/1/2016	36	2,800.00	2,800.00	0.00
Computer Equipment	FAM000018	2 Computers for use with Empower software	Fully Depreciated	3/1/2016	36	2,033.63	2,033.63	0.00
Computer Equipment	FAM000019	Waters Empower software installation service	Fully Depreciated	4/5/2016	36	5,600.00	5,600.00	0.00
Computer Equipment	FAM000022	APC Smart-UPS 2200VA LCD (Power Supply Back-Up Unit)	Fully Depreciated	9/22/2016	36	1,547.43	1,547.43	0.00
Computer Equipment	FAM000029	HP EliteBook	Fully Depreciated	8/1/2018	36	2,159.81	2,159.81	0.00
Computer Equipment	FAM000030	Microsoft Surface Book	Fully Depreciated	2/15/2019	36	3,026.65	3,026.65	0.00
Computer Equipment	FAM000032	IPad Pro	Fully Depreciated	6/1/2019	36	1,795.81	1,795.81	0.00
Computer Equipment	FAM000033	Hardware Refresh Project Equipment	Fully Depreciated	7/1/2019	36	12,821.19	12,821.19	0.00
Computer Equipment	FAM000034	Labor for Hardware Refresh Project	Fully Depreciated	7/1/2019	36	4,200.00	4,200.00	0.00
Computer Equipment	FAM000041	Host Server Upgrade project - Hardware, installation	Fully Depreciated	1/1/2020	36	8,133.00	8,133.00	0.00
Computer Equipment	FAM000042	Host Server Project, software licensing, installation	Fully Depreciated	1/1/2020	36	22,383.69	22,383.69	0.00
Computer Equipment	FAM000044	Host Server Upgrade project - Hardware, installation	Fully Depreciated	1/1/2020	36	13,720.00	13,720.00	0.00
Computer Equipment	FAM000045	Waters Corp Empower upgrate	Fully Depreciated	2/1/2020	36	4,377.07	4,377.07	0.00
Computer Equipment	FAM000046	Waters Corp Empower upgrate	Fully Depreciated	2/1/2020	36	27,935.04	27,935.04	0.00
Computer Equipment	FAM000047	Waters Corp Empower upgrate	Fully Depreciated	2/1/2020	36	5,800.00	5,800.00	0.00
Computer Equipment	FAM000048	HP Elitebook 860 G6	Fully Depreciated	2/1/2020	36	2,504.75	2,504.75	0.00
Computer Equipment	FAM000050	HP Elitebook	Fully Depreciated	6/1/2020	36	2,049.56	2,049.56	0.00
Computer Equipment	FAM000053	HP Elitebook	Fully Depreciated	9/1/2020	36	2,478.31	2,478.31	0.00
Computer Equipment	FAM000054	Lenova	Fully Depreciated	11/1/2020	36	2,072.52	2,072.52	0.00
Computer Equipment	FAM000056	Lenova	Fully Depreciated	11/1/2020	36	2,072.52	2,072.52	0.00
Computer Equipment	FAM000057	Apple Ipad	Fully Depreciated	3/1/2021	36	1,644.75	1,644.75	0.00
Computer Equipment	FAM000058	Lenova Computer & Monitor	Depreciating	5/11/2021	36	2,470.32	2,333.08	137.24
Computer Equipment	FAM000059	Lenova Computer & Monitor	Depreciating	5/24/2021	36	2,470.31	2,333.08	137.23
Computer Equipment	FAM000060	Lenova Computer & Monitor	Depreciating	6/1/2021	36	2,470.31	2,264.46	205.85
Computer Equipment	FAM000061	Lenova Computer & Monitor	Depreciating	6/7/2021	36	2,470.31	2,264.46	205.85
Furniture and Fixtures	FAM000066	Lab Chairs (R/C from equip)	Fully Depreciated	11/27/2007	60	2,659.40	2,659.40	0.00
Furniture and Fixtures	FAM000084	Sentry Safe 4 drawer lateral file cabinet	Fully Depreciated	5/16/2012	60	4,249.95	4,249.95	0.00
Furniture and Fixtures	FAM000272	Capitalize gross cost of Bedford assets - Conference Lounge	Depreciating	8/1/2023	60	13,217.13	1,542.03	11,675.10
Furniture and Fixtures	FAM000273	Capitalize gross cost of Bedford assets - Welcome areas A&B and Privacy Room	Depreciating	8/1/2023	60	22,560.76	2,632.07	19,928.69
Furniture and Fixtures	FAM000274	Capitalize gross cost of Bedford assets - Large Conference Room	Depreciating	8/1/2023	60	17,204.31	2,007.18	15,197.13
Furniture and Fixtures	FAM000275	Capitalize gross cost of Bedford assets - Huddle Room	Depreciating	8/1/2023	60	8,093.88	944.30	7,149.58
Furniture and Fixtures	FAM000276	Capitalize gross cost of Bedford assets - Private Offices, including desks and hutches	Depreciating	8/1/2023	60	124,335.70	14,505.82	109,829.88
Furniture and Fixtures	FAM000277	Capitalize gross cost of Bedford assets - Medium Conference Room	Depreciating	8/1/2023	60	7,726.33	901.39	6,824.94
Furniture and Fixtures	FAM000278	Capitalize gross cost of Bedford assets - Cubicles, including desks, walls and cabinets	Depreciating	8/1/2023	60	97,012.21	11,318.09	85,694.12
Furniture and Fixtures	FAM000279	Capitalize gross cost of Bedford assets - Desk chairs	Depreciating	8/1/2023	60	14,253.94	1,662.99	12,590.95
Furniture and Fixtures	FAM000280	Capitalize gross cost of Bedford assets - Monitor arms	Depreciating	8/1/2023	60	18,557.02	2,164.96	16,392.06
Furniture and Fixtures	FAM000281	Capitalize gross cost of Bedford assets - Audio/visual equipment	Depreciating	8/1/2023	60	36,129.26	4,215.05	31,914.21
Furniture and Fixtures	FAM000282	Capitalize gross cost of Bedford assets - Dell computer monitors	Depreciating	8/1/2023	60	12,902.15	1,505.28	11,396.87
Furniture and Fixtures	FAM000283	Capitalize gross cost of Bedford assets - 4 TVs and mounting hardware	Depreciating	8/1/2023	60	3,547.54	413.91	3,133.63
Furniture and Fixtures	FAM000284	Capitalize gross cost of Bedford assets - Kitchen equipment, including 2 undercounter fridges, 1 large fridge, and dishwasher	Depreciating	8/1/2023	60	4,911.93	573.09	4,338.84
Furniture and Fixtures	FAM000286	36 Crosby - Additional Legacy Office furniture	Depreciating	11/1/2023	60	13,076.23	871.76	12,204.47
Lab Equipment	FAM000155	Spraytec Nebulizer	Fully Depreciated	11/30/2007	60	111,372.00	111,372.00	0.00
Lab Equipment	FAM000157	Darwin PH024 Stability Chamber	Fully Depreciated	3/28/2008	60	9,811.47	9,811.47	0.00
Lab Equipment	FAM000158	Stability Chamber - PH074	Fully Depreciated	9/8/2008	60	13,896.40	13,896.40	0.00
Lab Equipment	FAM000159	Mini Spray Dryer B-290 s/n 0800000978	Fully Depreciated	10/23/2008	60	49,188.20	49,188.20	0.00
Lab Equipment	FAM000163	Refrigerator Sanyo MPR1013	Fully Depreciated	6/1/2010	60	2,200.00	2,200.00	0.00
Lab Equipment	FAM000162	Rodostat Helos	Fully Depreciated	6/16/2010	60	5,000.00	5,000.00	0.00
Lab Equipment	FAM000165	Emitted Dose Tubes	Fully Depreciated	8/31/2010	60	1,880.00	1,880.00	0.00
Lab Equipment	FAM000166	Emitted Dose Tubes	Fully Depreciated	9/1/2010	60	3,494.23	3,494.23	0.00
Lab Equipment	FAM000167	Yoke to go w/Malvern Nov 2007	Fully Depreciated	1/22/2011	60	895.00	895.00	0.00
Lab Equipment	FAM000169	Helos laser upgrade	Fully Depreciated	4/7/2011	60	42,487.07	42,487.07	0.00
Lab Equipment	FAM000170	DUSA Shaker	Fully Depreciated	4/8/2011	60	12,854.94	12,854.94	0.00
Lab Equipment	FAM000171	Niro Spray Dryer	Fully Depreciated	5/30/2011	60	50,000.00	50,000.00	0.00
Lab Equipment	FAM000173	Spray dryer components	Fully Depreciated	5/30/2011	60	35,851.01	35,851.01	0.00
Lab Equipment	FAM000176	Dose Fittings DAR435 goes w/ dose cones above	Fully Depreciated	9/7/2011	60	2,636.00	2,636.00	0.00
Lab Equipment	FAM000177	Fittings etc DAR317 goes w/ dose cones above	Fully Depreciated	9/7/2011	60	640.00	640.00	0.00
Lab Equipment	FAM000175	Aluminum dose cones DAR 435	Fully Depreciated	9/21/2011	60	2,710.94	2,710.94	0.00
Lab Equipment	FAM000178	Ductless Fume Hood	Fully Depreciated	10/1/2011	60	1,839.43	1,839.43	0.00
Lab Equipment	FAM000179	2 Flow Meters 80F25 & 80F8 DAR513	Fully Depreciated	11/28/2011	60	15,300.74	15,300.74	0.00
Lab Equipment	FAM000180	Q2000 Modulated Differential Scanning Calorimeter	Fully Depreciated	3/1/2012	60	62,431.08	62,431.08	0.00
Lab Equipment	FAM000181	R1 Submicron Lens Module	Fully Depreciated	3/15/2012	60	3,491.00	3,491.00	0.00
Lab Equipment	FAM000182	Mini Spray Dryer B-290	Fully Depreciated	7/25/2012	60	63,280.96	63,280.96	0.00
Lab Equipment	FAM000183	Napco 5851 Vacuum Oven	Fully Depreciated	10/9/2012	60	1,535.00	1,535.00	0.00
Lab Equipment	FAM000184	TIO 10 Emitted Dose Cones (used w/flow controllers)	Fully Depreciated	12/11/2012	60	4,068.20	4,068.20	0.00
Lab Equipment	FAM000185	Baghouse Filter Housing for Niro Mobile Minor	Fully Depreciated	1/14/2013	60	11,475.00	11,475.00	0.00
Lab Equipment	FAM000186	TIO 21 Polypropylene Scalloped Adapters for RSO1 + 16 Aluminum Dose Cones	Fully Depreciated	1/28/2013	60	4,702.00	4,702.00	0.00
Lab Equipment	FAM000187	Promass Flowmeter 80F08	Fully Depreciated	2/11/2013	60	8,803.02	8,803.02	0.00
Lab Equipment	FAM000188	Promass Flowmeter 80A04	Fully Depreciated	2/11/2013	60	8,738.02	8,738.02	0.00
Lab Equipment	FAM000189	Freeman Technology FT4 Rheometer Serial #00209	Fully Depreciated	7/8/2013	60	16,790.00	16,790.00	0.00
Lab Equipment	FAM000190	Pre Separator - for Internal Quality Equip System	Fully Depreciated	10/11/2013	60	1,919.41	1,919.41	0.00
Lab Equipment	FAM000191	Gentle Rocker Rinser	Fully Depreciated	12/9/2013	60	5,331.95	5,331.95	0.00
Lab Equipment	FAM000192	1 Stability Chambers/Incubators	Fully Depreciated	1/17/2014	60	2,000.00	2,000.00	0.00
Lab Equipment	FAM000195	Alberta Idealized Throat + Adapters, flow meter, mouthpiecs & spare silicone seal	Fully Depreciated	2/15/2014	60	9,957.72	9,957.72	0.00
Lab Equipment	FAM000193	Labconco Vacuum Concentrator System - ConcentratorModel 7810012, Cold Trap Model 7811000 & RV5 Vacuum Pump S/N 060148668B, 020220413F, 66430483	Fully Depreciated	2/24/2014	60	5,150.00	5,150.00	0.00
Lab Equipment	FAM000194	10 CUED Cones- Tubes, Fillings, Plugs & Disks for PUR0200	Fully Depreciated	2/24/2014	60	3,515.73	3,515.73	0.00
Lab Equipment	FAM000196	Schlick Nozzle	Fully Depreciated	4/7/2014	60	2,508.20	2,508.20	0.00
Lab Equipment	FAM000198	Gentle Rocker	Fully Depreciated	4/15/2014	60	5,331.02	5,331.02	0.00
Lab Equipment	FAM000197	NGI Collection Cups (5 sets)	Fully Depreciated	4/17/2014	60	5,637.48	5,637.48	0.00
Lab Equipment	FAM000199	Waters 2695 HPLC w/refrig sample compartment & dual absorbency detector	Fully Depreciated	6/13/2014	60	16,150.00	16,150.00	0.00
Lab Equipment	FAM000201	Lexington Hurricane Cyclone	Fully Depreciated	7/1/2014	60	37,118.71	37,118.71	0.00
Lab Equipment	FAM000200	TRQ Dial Stir Motor (42 lb)	Fully Depreciated	7/17/2014	60	1,416.65	1,416.65	0.00
Lab Equipment	FAM000203	Controller and heater jackets for use in spray dryer	Fully Depreciated	9/1/2014	60	1,681.05	1,681.05	0.00
Lab Equipment	FAM000202	Repair to the Gentle rocker purchased Apr	Fully Depreciated	9/19/2014	60	1,514.00	1,514.00	0.00
Lab Equipment	FAM000204	Waters 2695 HPLC (SN J98SM4 348M)w/sample cooling column & column heater	Fully Depreciated	3/24/2015	60	13,125.00	13,125.00	0.00
Lab Equipment	FAM000206	Aeration Control Kit for Powder Rheometer	Fully Depreciated	5/18/2015	60	5,780.00	5,780.00	0.00
Lab Equipment	FAM000207	VWR Vacuum Oven, LRG CSA Digital 127 L Internal capacity	Fully Depreciated	8/18/2015	60	9,759.43	9,759.43	0.00
Lab Equipment	FAM000208	2 Aspirators for Buchi 290 Mini Spray Dryer	Fully Depreciated	8/19/2015	60	11,048.90	11,048.90	0.00
Lab Equipment	FAM000209	5 Cup Trays for aPSD Testing	Fully Depreciated	9/3/2015	60	1,878.96	1,878.96	0.00
Lab Equipment	FAM000212	Mettler Toledo Microbalance MX5 S/N 1119370029	Fully Depreciated	9/10/2015	60	9,125.00	9,125.00	0.00
Lab Equipment	FAM000211	Complete Set of NGI Collection Cups (2 large, 6 small) for aPSD Determination	Fully Depreciated	9/21/2015	60	5,526.26	5,526.26	0.00
Lab Equipment	FAM000213	Vertere Inventory Mgmt System + Barcode Printer	Fully Depreciated	11/20/2015	60	15,390.00	15,390.00	0.00
Lab Equipment	FAM000214	Outlet Filter	Fully Depreciated	12/7/2015	60	3,685.55	3,685.55	0.00
Lab Equipment	FAM000215	2 BarCode scanners for Vertere Inventory Mgmt System MC3 190-RL4S04E0A	Fully Depreciated	1/1/2016	60	3,990.00	3,990.00	0.00
Lab Equipment	FAM000217	Safety cabinet and shelf for flammables	Fully Depreciated	3/1/2016	60	1,129.95	1,129.95	0.00
Lab Equipment	FAM000218	Refurbished UV/Visible Detector	Fully Depreciated	3/1/2016	60	56,639.13	56,639.13	0.00
Lab Equipment	FAM000219	Cubis balance with glass chamber and integrated ionizer	Fully Depreciated	3/1/2016	60	10,963.74	10,963.74	0.00
Lab Equipment	FAM000220	Gast regenerative blower (Potent Compound Suite)	Fully Depreciated	3/1/2016	60	1,713.17	1,713.17	0.00
Lab Equipment	FAM000221	Mettler Toledo FP90 Cental Processor/Control System for Nikon Microscope	Fully Depreciated	3/1/2016	60	3,480.00	3,480.00	0.00
Lab Equipment	FAM000222	Humidity control chamber (1 of 2)	Fully Depreciated	3/1/2016	60	7,726.50	7,726.50	0.00
Lab Equipment	FAM000223	Ultra High Pressure System to support drug development	Fully Depreciated	3/30/2016	60	75,762.40	75,762.40	0.00
Lab Equipment	FAM000226	Mettler Toldeo Balance (1 of 2)	Fully Depreciated	6/1/2016	60	6,562.50	6,562.50	0.00
Lab Equipment	FAM000227	TA Press & Die Kit	Fully Depreciated	6/1/2016	60	5,011.99	5,011.99	0.00
Lab Equipment	FAM000229	PO# 4435	Fully Depreciated	7/1/2016	60	123,029.00	123,029.00	0.00
Lab Equipment	FAM000231	IKA Ultra-Turrax T18 Homogenizer	Fully Depreciated	7/1/2016	60	1,382.41	1,382.41	0.00
Lab Equipment	FAM000230	PO# 4452: S18N-19G Dispersing Tool	Fully Depreciated	7/11/2016	60	1,664.07	1,664.07	0.00
Lab Equipment	FAM000233	PO# 4436: HORIBA LA-950 Particle Size Analyzer	Fully Depreciated	7/18/2016	60	34,500.00	34,500.00	0.00
Lab Equipment	FAM000232	PO# 4421: Ultra High Pressure System to Support Drug Development	Fully Depreciated	7/20/2016	60	75,767.37	75,767.37	0.00
Lab Equipment	FAM000234	PO# 4477: USP Induction Port for NGI/Collection Cup Set for NGI	Fully Depreciated	8/1/2016	60	7,136.26	7,136.26	0.00
Lab Equipment	FAM000237	PO# 4429: MiniCer with MicroCer Conversion Kit (30% Deposit at Order Placement - Invoice No. 15022197-1)	Fully Depreciated	8/1/2016	60	21,000.00	21,000.00	0.00
Lab Equipment	FAM000238	PO# 4429: Laboratory Mill MiniCer	Fully Depreciated	8/1/2016	60	32,500.00	32,500.00	0.00
Lab Equipment	FAM000236	PO# 4460: Polystat Recirculating Chiller (Used with Netzsch MiniCer Nano-Mill)	Fully Depreciated	8/4/2016	60	4,509.33	4,509.33	0.00
Lab Equipment	FAM000239	Humidity control chamber (2 of 2)	Fully Depreciated	9/15/2016	60	7,726.50	7,726.50	0.00
Lab Equipment	FAM000240	PO# 4429: MicroCer Conversion Kit	Fully Depreciated	9/19/2016	60	16,514.43	16,514.43	0.00
Lab Equipment	FAM000241	Mettler Toldeo Balance (2 of 2)	Fully Depreciated	11/21/2016	60	6,562.50	6,562.50	0.00
Lab Equipment	FAM000244	PO# 4753: Sartorius CP34001S Toploading Balance	Fully Depreciated	8/1/2017	60	2,075.00	2,075.00	0.00
Lab Equipment	FAM000245	PO# 4777: Mettler Toledo AB304-S Analytical Balance	Fully Depreciated	9/1/2017	60	1,875.00	1,875.00	0.00
Lab Equipment	FAM000246	PO# 4782: Two Gloveboxes with Airlocks	Fully Depreciated	11/3/2017	60	15,255.10	15,255.10	0.00
Lab Equipment	FAM000247	PO# 4812: Cubis Mirco-Balance for Potent Compound Handling	Fully Depreciated	11/3/2017	60	20,930.00	20,930.00	0.00
Lab Equipment	FAM000248	PO# 4780: Sartorius Cubis Motorized Auto Level	Fully Depreciated	11/3/2017	60	11,736.55	11,736.55	0.00
Lab Equipment	FAM000249	PO# 5065 vacuum pump for Aerosol work, SKU: 00001-01-9982 - Copley HCP5 Vacuum Pump	Fully Depreciated	10/9/2018	60	6,100.00	6,100.00	0.00
Lab Equipment	FAM000255	PO#5438 new PAPR Systems (Air Filtering Systems used to protect analyst from exposure to potent compounds)	Depreciating	7/1/2020	60	3,701.25	2,714.36	986.89
Lab Equipment	FAM000256	PO# 1900-168, Blister Machine and Format Tool for packaging development and final invoice feight charge	Depreciating	9/1/2020	60	55,291.61	38,704.26	16,587.35
Lab Equipment	FAM000258	PO# 5568 Karl Fischer Titrator	Depreciating	11/1/2020	60	54,263.80	36,176.00	18,087.80
Lab Equipment	FAM000259	PO# 5525 Replacement UPLC system with PDA for chemical analysis of formulations	Depreciating	11/1/2020	60	38,100.00	25,400.00	12,700.00
Lab Equipment	FAM000260	PO# 5608 Sartorius Filter Microbalance + Installation	Depreciating	1/1/2021	60	24,223.55	15,341.74	8,881.81
Lab Equipment	FAM000262	PO# 5590 NGI Cups and Trays	Depreciating	3/18/2021	60	8,703.16	5,221.80	3,481.36
Lab Equipment	FAM000263	PO# 5644 Gear Pump	Depreciating	4/20/2021	60	3,545.11	2,068.15	1,476.96
Lab Equipment	FAM000264	PO #5646 Helos/BR w/submicronmodule R2 and standard module R3	Depreciating	7/15/2021	60	87,175.00	46,493.44	40,681.56
Lab Equipment	FAM000265	PO #5757 VHW321N2A- Vacuum with Safe-Pak system	Depreciating	12/1/2021	60	9,663.24	4,348.35	5,314.89
Lab Equipment	FAM000268	R/C CIP to Lab Equipment TSI Gravimetric Large Cups	Depreciating	10/1/2022	60	4,880.24	1,382.78	3,497.46
Lab Equipment	FAM000267	for NGI gravimetric small cups backordered from PO5899	Depreciating	10/14/2022	60	9,951.01	2,819.45	7,131.56
Lab Equipment	FAM000270	HCP6 Vacuum Pump	Depreciating	6/1/2023	60	8,373.53	1,256.04	7,117.49
Lab Equipment	FAM000271	MilliQ Water Systems Quote R-6616770.1	Depreciating	8/31/2023	60	45,673.32	5,328.54	40,344.78
Lab Equipment	FAM000285	Fine Fraction Collector and Sample Prep Unit	Depreciating	11/7/2023	60	17,420.92	1,161.40	16,259.52
Lab Equipment	FAM000290	Process Control Solutions Aerosol Isolators with Tables and Connectors	Depreciating	2/1/2024	60	146,426.81	2,440.45	143,986.36
Lab Equipment	FAM000291	Stability Chamber for 30/75 condition	Depreciating	2/1/2024	60	9,000.00	150.00	8,850.00
Leasehold Improvements	FAM000289	Darwin Rooms	Depreciating	2/1/2024	60	454,000.00	7,566.67	446,433.33
								1,130,775.76

Exhibit A-2

EXHIBIT B

Cobalt JV 2020 LLC	Lease Agreement between Cobalt Propco 2020, LLC and Pulmatrix, Inc. dated January 7, 2022.
Reliable Building Solutions, Inc.	Janitorial Cleaning Specifications contract between Reliable Building Solutions and Pulmatrix, Inc. dated July 19, 2023.
Airgas Inc	Product Sale Agreement between Airgas USA, LLC and Pulmatrix, Inc. dated March 16, 2023.
TA Instruments	Service Agreement between TA Instruments - Waters L.L.C. and Pulmatrix, Inc. dated April 25, 2023.
TA Instruments	Service Agreement between TA Instruments - Waters L.L.C. and Pulmatrix, Inc. dated December 13, 2022.
Brinkmann Instruments / Metrohm	Service Agreement between Metrohm USA, Inc. and Pulmatrix, Inc. dated April 6, 2023.
Bostonbean Coffee Co Inc	Equipment Rental and Supplies Agreement between BonstonBean Coffee Company and Pulmatrix, Inc. dated April 6, 2023.
Bostonbean Coffee Co Inc	Equipment Rental and Supplies Agreement between BonstonBean Coffee Company and Pulmatrix, Inc. dated April 24, 2023.
American Alarm & Communications, Inc.	Professional Services Agreement between American Alarm and Communications, Inc. and Pulmatrix, Inc. dated July 19, 2023.
Vestis (f/k/a Aramark)	Service Agreement between Aramark Uniform Services and Pulmatrix, Inc. dated June 8, 2020.
Macquarie Equipment Capital Inc	Lease Agreement between Macquarie Equipment Capital Inc. and Pulmatrix, Inc. dated August 1, 2023.
Boston Document Systems	Customer Service Maintenance Agreement between Boston Document Systems, Inc. and Pulmatrix, Inc. dated June 15, 2023.
Comcast (Internet)	Business Internet Service Order Agreement between Comcast Cable Communications Management, LLC and Pulmatrix, Inc. dated June 1, 2023.
Comcast Business (Telephone)	Business VoiceEdge Service Order Agreement between Comcast Cable Communications Management, LLC and Pulmatrix, Inc. dated June 1, 2023.